UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2009

Lazard Group LLC

(Exact name of registrant as specified in its charter)

Delaware	333-126751	51-0278097
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(I.R.S. Employer Identification No.)

30 Rockefeller Plaza, New York

New York, 10020

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 212-632-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2009, Bruce Wasserstein, the Chairman and Chief Executive Officer of Lazard Group LLC, passed away.

The Board of Directors of Lazard has named Steven J. Golub, Vice Chairman of Lazard Group LLC, as interim Chief Executive Officer, effective immediately. For a list of the positions and offices held by Mr. Golub, see “Executive Officers of the Registrant” contained in Lazard Group LLC’s Annual Report on Form 10-K for the year ended December 31, 2008.

A copy of the press release issued by Lazard Ltd is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

99.1	Press Release issued on October 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

LAZARD GROUP LLC,

By:	/s/ SCOTT D. HOFFMAN
Name:	Scott D. Hoffman
Title:	Managing Director and General Counsel

Date: October 14, 2009

EXHIBIT INDEX

99.1	Press Release issued on October 14, 2009.